UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 15, 2017

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Malvern Bancorp, Inc. (the “Company”), held on February 15, 2017, the Company’s shareholders approved several amendments to the Company’s Articles of Incorporation, as described in Item 5.07 of this Current Report on Form 8-K and in the Company’s definitive proxy materials with respect to the Annual Meeting. On February 15, 2017, the Company filed Amended and Restated Articles of Incorporation with the Commonwealth of Pennsylvania, which reflect the amendments approved by the shareholders at the Annual Meeting. The Amended and Restated Articles of Incorporation are attached as Exhibit 3.1 to this Current Report on Form 8-K.

At a meeting of the Company’s Board of Directors (the “Board”) held on February 15, 2017 after the Annual Meeting, the Board adopted Amended and Restated Bylaws, which eliminate references to a classified board of directors. The Board amended the Company’s Bylaws in order to make them consistent with the Company’s Amended and Restated Articles of Incorporation. As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the shareholders approved a proposal to eliminate the classified board of directors. The Amended and Restated Bylaws are attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 15, 2017, the Company held its 2017 Annual Meeting, for which the Company’s Board of Directors solicited proxies. A total of 6,560,403 shares of the Company’s common stock were outstanding and entitled to vote on the January 6, 2017 record date, and a total of 5,385,083 shares were present in person or represented by proxies at the Annual Meeting. The proposals voted upon at the Annual Meeting, all of which were approved, and the voting results are as follows:

Proposal 1. If Proposal 2 is approved, to elect eight directors for a one-year term expiring in 2018 and until their successors are elected and qualified; or if Proposal 2 is not approved, to elect two directors for a three-year term expiring in 2020 and until their successors are elected and qualified. As Proposal 2 was approved, the following eight people were elected directors for a one-year term expiring in 2018 and until their successors are elected and qualified:

DIRECTOR	FOR	AUTHORITY WITHELD	BROKER NON-VOTES

Anthony C. Weagley	4,349,778	60,225	975,080
Howard Kent	4,346,581	63,422	975,080
Therese Woodman	4,339,792	70,211	975,080
Norman Feinstein	4,321,407	88,596	975,080
Cynthia Felzer Leitzell	4,332,003	78,000	975,080
Andrew Fish	4,336,654	73,349	975,080
Stephen P. Scartozzi	4,368,992	41,011	975,080
George E. Steinmetz	4,351,119	58,884	975,080

Proposal 2. To approve an amendment to the Company’s Articles of Incorporation to eliminate the classified board of directors:

FOR: 4,384,229	AGAINST: 24,841	ABSTAIN: 933

BROKER NON-VOTES: 975,080

Proposal 3. To approve an amendment to the Company’s Articles of Incorporation to eliminate provisions prohibiting a shareholder from acquiring more than 10% of the Company’s common stock:

FOR: 4,335,465	AGAINST: 73,448	ABSTAIN: 1,090

BROKER NON-VOTES: 975,080

Proposal 4. To approve an amendment of the supermajority voting requirement contained in the Company’s Articles of Incorporation for certain mergers and similar transactions:

FOR: 4,239,545	AGAINST: 168,768	ABSTAIN: 1,690

BROKER NON-VOTES: 975,080

Proposal 5. To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers:

FOR: 4,343,956	AGAINST: 56,659	ABSTAIN: 9,388

BROKER NON-VOTES: 975,080

Proposal 6. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017:

FOR: 5,303,445	AGAINST: 64,513	ABSTAIN: 17,125

BROKER NON-VOTES: 0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K

Exhibit	Description
3.1	Amended and Restated Articles of Incorporation of Malvern Bancorp, Inc.

3.2	Amended and Restated Bylaws of Malvern Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALVERN BANCORP, INC.

Date: February 16, 2017	By:	/s/ Joseph D. Gangemi
Joseph D. Gangemi
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Articles of Incorporation of Malvern Bancorp, Inc.

3.2	Amended and Restated Bylaws of Malvern Bancorp, Inc.

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